October 28, 2010

The Dreyfus/Laurel Funds, Inc.:

-Dreyfus BASIC S&P 500 Stock Index Fund

Supplement to Prospectus

dated March 1, 2010

            The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Fund Summary - Portfolio Management” and “Fund Details - Management”:

Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the Fund.  Thomas Durante has been the primary portfolio manager of the Fund since January 2002.  Mr. Durante is a senior portfolio manager with Mellon Capital Management Corporation (Mellon Capital), where he has been employed since January 2000. He has been a dual employee of The Dreyfus Corporation (Dreyfus) and Mellon Capital since August 1982.  Ms. Wong and Mr. Brown have been primary portfolio managers of the Fund since October 2010 and have been portfolio managers of the Fund since April 2010.  Ms. Wong is a managing director of equity index strategies with Mellon Capital, where she has been employed since 2000.  Mr. Brown is a director of equity portfolio management with Mellon Capital, where he has been employed since 1995.  Ms. Wong and Mr. Brown have been dual employees of Dreyfus and Mellon Capital since April 2005.

                                                                                                            October 28, 2010

The Dreyfus/Laurel Funds, Inc.:

-Dreyfus BASIC S&P 500 Stock Index Fund

Supplement to Statement of Additional Information (the “SAI”)

dated March 1, 2010

            The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements - Portfolio Management” and “Management Arrangements – Additional Information about the Portfolio Managers”:

Thomas J. Durante, Karen Q. Wong and Richard A. Brown serve as the primary portfolio managers of the Fund.  Ms. Wong and Messrs. Durante and Brown are dual employees of Dreyfus and Mellon Capital, an affiliate of Dreyfus, and manage the Funds as employees of Dreyfus.

Evelyn Chen, Rebecca Gao, Lynn Hutchison, Todd Rose and Marlene Walker Smith serve as additional portfolio managers of the Fund.  Mses. Chen, Gao, Hutchison and Smith and Mr. Rose are dual employees of Dreyfus and Mellon Capital.

            Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of September 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Richard Brown	86	$31,595M	68	$58,439M	66	$33,956M
Thomas Durante	86	$31,595M	68	$58,439M	66	$33,956M
Karen Wong	86	$31,595M	68	$58,439M	66	$33,956M

None of these accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by each primary portfolio manager is as follows as of September 30, 2010:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Thomas Durante	5000 - 6000
Richard Brown	0
Karen Wong	0